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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 24, 2002


                          JCP&L TRANSITION FUNDING LLC


     (Exact Name of Registrant as Specified in its Certificate of Formation)



    DELAWARE                        333-31250                    75-2998870
(State or Other                    (Commission                (I.R.S. Employer
Jurisdiction of                    File Number)              Identification No.)
   Formation)


                          JCP&L TRANSITION FUNDING LLC
                              c/o GPU Service, Inc.
                              76 South Main Street
                             Akron, Ohio 44308-1890
          (Address of Principal Executive Offices, Including Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (330) 384-5100


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The Registrant registered transition bonds under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-31250) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 10 a.m. on May 13, 2002 (the "Effective Date"). The transition bonds are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933. This Current Report on Form 8-K discloses the use of a structural and collateral term sheet (the "Term Sheet"), which has been provided, after the Effective Date but prior to the availability of the Prospectus, to prospective investors in connection with a proposed $320,000,000 offering of transition bonds pursuant to the Registration Statement. This Term Sheet is filed as Exhibit 99 hereto. The information contained in the Term Sheet is preliminary and may be superseded by the information contained in the final Prospectus and related Prospectus Supplement for the transition bonds and by any other information subsequently filed with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired:

       Not applicable.

(b) Pro forma financial information:

       Not applicable.

(c) Exhibits:

99     Term Sheet for a proposed $320,000,000 offering of transition bonds pursuant to the Registration Statement.


                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         JCP&L TRANSITION FUNDING LLC


                                         By:   /s/ Harvey L. Wagner
                                            -------------------------
                                            Name:  Harvey L. Wagner
                                            Title: Vice-President and Controller


Date: May 29, 2002


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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
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    99         Term Sheet for a proposed $320,000,000 offering of transition bonds pursuant to the Registration Statement.


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